SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 19, 2003

                                 NUI Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  New Jersey                       001-16385                       22-3708029
----------------            ------------------------            ----------------
(State or Other             (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                                  Identification
Incorporation)                                                      Number)

        550 Route 202-206, PO Box 760, Bedminster, New Jersey 07921-0760
        ----------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (908) 781-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 9 "Regulation FD Disclosure".

     On November 19, 2003, NUI Corporation (the "Company") issued a news release relating to investigations of certain transactions at a subsidiary of the Company. The news release is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 9.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NUI CORPORATION
                                (Registrant)

                                By:  /s/ James R. Van Horn
                                   --------------------------------------------
                                   Name:   James R. Van Horn
                                   Title:  Chief Administrative Officer, General
                                           Counsel and Secretary


Dated: November 19, 2003

                                  EXHIBIT INDEX

Exhibit Number           Description of Exhibits

99.1                     Press Release issued November 19, 2003